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                                                                   EXHIBIT 4.1

                                                               CLASS A
                                                            COMMON STOCK
                                                      PAR VALUE $.01 PER SHARE
                            TIMBERLAND(R) [LOGO](R)

                                                          ------------------
                                                                SHARES


                                                          ------------------
                             THE TIMBERLAND COMPANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
 THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, NEW YORK, CHICAGO AND LOS ANGELES

                                                                CUSIP 887100 105
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THIS CERTIFIES THAT







IS THE OWNER OF
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       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

The Timberland Company transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

       Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


                                     [LOGO]
 John E. Beard                                                  Sidney W. Swartz

   SECRETARY                                                        PRESIDENT



COUNTERSIGNED AND REGISTERED:
                       THE FIRST NATIONAL BANK OF BOSTON,
                                            TRANSFER AGENT AND REGISTRAR,
BY


                                                         AUTHORIZED SIGNATURE.
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                             THE TIMBERLAND COMPANY

     The shares evidenced by this certificate represent one of three classes of stock of the Corporation and are subject to the respective powers, designations, preferences and relative participation, optional and other special rights of the classes of the Corporation's stock, and the qualifications, limitations and restrictions of such preferences and rights, set forth in the Certificate of Incorporation, as amended. The Corporation will furnish a copy of such powers, designations, preferences and relative participation, optional and other special rights, and the qualifications, limitations and restrictions of such preferences and rights, to the holder of this certificate without charge, upon request.

                                   ASSIGNMENT

     For Value Received,________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________________________Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________ 19__   ___________________________________________
                                  NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration enlargement or any change whatever.